UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT of 1934

                               FEBRUARY 10, 2005
               Date of Report (Date of earliest event reported)

                    THE PNC FINANCIAL SERVICES GROUP, INC.
            (Exact name of registrant as specified in its charter)

                       COMMISSION FILE NUMBER 001-09718

             PENNSYLVANIA                     25-1435979
           (State or other                 (I.R.S. Employer
           jurisdiction of                 Identification No.)
           incorporation or
            organization)

                                 ONE PNC PLAZA
                               249 FIFTH AVENUE
                      PITTSBURGH, PENNSYLVANIA 15222-2707
         (Address of principal executive offices, including zip code)

                                (412) 762-2000
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address, if changed since last report)






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On February 10, 2005, The PNC Financial Services Group, Inc. ("PNC") and Riggs National Corporation ("Riggs") amended and restated the Agreement and Plan of Merger, dated July 16, 2004, between PNC and Riggs. A copy of the Amended and Restated Agreement and Plan of Merger is attached hereto as
Exhibit 2.1.

      The Amended and Restated Agreement and Plan of Merger, which is substantially similar to the original agreement, values each share of Riggs common stock at approximately $20.00 based on PNC's closing NYSE stock price of $54.58 on February 7, 2005. The aggregate consideration is composed of a fixed number of approximately 6.4 million shares of PNC common stock and $286 million in cash in exchange for all 31.8 million Riggs common shares outstanding, subject to adjustment. Riggs stock options, currently with an aggregate in-the-money value of approximately $16 million, will be cashed out prior to closing, if not exercised.

      The transaction is expected to close as soon as possible, and either party may terminate the agreement after May 31, 2005 if the transaction has not closed. The merger remains subject to customary closing conditions, including regulatory approvals, the approval of Riggs shareholders, and the receipt of exemptions from the Department of Labor and the SEC to mitigate the potential business impact of Riggs Bank's plea agreement with the Department of Justice. The exemption sought from the Department of Labor would allow Riggs and PNC to retain "qualified professional asset manager" status. The exemption sought from the Securities and Exchange Commission would allow PNC to continue to advise registered mutual funds under Section 9 of the Investment Company Act of 1940, notwithstanding Riggs Bank's guilty plea with the Department of Justice. Mr. Joe L. Allbritton's agreement to vote 24.6% of the outstanding shares of Riggs in favor of the transaction remains applicable.

      A press release regarding the foregoing is attached hereto as Exhibit
99.1.



Item 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

      2.1 Amended and Restated Agreement and Plan of Merger, dated as of February 10, 2005, between The PNC
            Financial Services Group, Inc. and Riggs National
            Corporation.

      99.1  Joint Press Release of The PNC Financial Services
            Group, Inc. and Riggs National Corporation, dated
            February 10, 2005.

                                 EXHIBIT INDEX

Exhibit Number Description of Exhibits

2.1 Amended and Restated Agreement and Plan of Merger, dated as of February 10, 2005, between The PNC
               Financial Services Group, Inc. and Riggs National
               Corporation

99.1           Joint Press Release of The PNC Financial Services
               Group, Inc. and Riggs National Corporation, dated
               February 10, 2005

                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               THE PNC FINANCIAL SERVICES GROUP, INC.
                               (REGISTRANT)



                               By:  /s/ Samuel R. Patterson
                                    ---------------------------------
                                       Samuel R. Patterson
Date:  February 11, 2005               CONTROLLER